Financial instruments (Tables)	12 Months Ended
Dec. 31, 2025
Fair Value Disclosures [Abstract]
Schedule of Carrying Value and Estimated Fair Value of Financial Instruments
The carrying value and estimated fair value of the Company’s financial instruments were as follows:

Level 1: Quoted market prices in active markets for identical assets or liabilities;
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data;
Level 3: Unobservable inputs that are not corroborated by market data

(in millions of $)		December 31, 2025		December 31, 2024
	Hierarchy	Fair value	Carrying value	Fair value	Carrying value
Assets
Cash and cash equivalents(1)	Level 1	32.4	32.4	19.4	19.4
Liabilities
Current portion of long-term debt(2)(3)	Level 2	26.1	26.1	26.9	26.9
Long-term debt(2)(3)	Level 2	716.3	674.5	730.7	701.0

(1)     All demand and time deposits and highly liquid, low risk investments with original maturities of three months or less at the date of purchase are considered equivalent to cash. Thus, the carrying value is a reasonable estimate of the fair value.
(2) Fair value of the current portion of long-term debt and long-term debt have been corroborated using discounted cash flow models and market interest rates as of December 31, 2025 and 2024.
(3)     Our debt obligations are recorded at amortized cost in the consolidated balance sheets. The amounts presented in the table are gross of deferred finance charges amounting to $11.4 million and $14.0 million at December 31, 2025 and 2024, respectively.